                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                OCTOBER 23, 2001


                             BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)




         DELAWARE                        1-13087                04-2473675
(State or other jurisdiction        (Commission Fie           (I.R.S. employer
      of incorporation)                  Number)             Identification No.)



                              111 HUNTINGTON AVENUE
                           BOSTON, MASSACHUSETTS 02199
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 236-3300

         Boston Properties, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated October 23, 2001, filed with the Securities and Exchange Commission on October 23, 2001, to amend Item 7 to include the press release dated November 13, 2001 and to provide amended pages to the previously filed Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

EXHIBIT NO.

99.1 Amended pages to the Boston Properties, Inc. Supplemental Operating and Financial Data for the quarter ended September 30, 2001.

99.2     The Boston Properties, Inc. press release dated November 13, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 13, 2001              BOSTON PROPERTIES, INC.

                                        /s/    Douglas T. Linde
                                        --------------------------------------

                                        By:  Douglas T. Linde
                                             Chief Financial Officer